UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                    ________


                                 CURRENT REPORT
                                 ______________
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  MAY 19, 2009
                                  ____________
                Date of Report (Date of earliest event reported)


                            MAINLAND RESOURCES, INC.
                            ________________________
             (Exact name of registrant as specified in its charter)

         NEVADA                        000-52782                 90-0335743
         ______                        _________                 __________
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)

               20333 STATE HIGHWAY 249
                      SUITE 200
                   HOUSTON, TEXAS                                  77070
                   ______________                                  _____
      (Address of principal executive offices)                   (Zip Code)


                                 (281) 469-5990
                                 ______________
               Registrant's telephone number, including area code


                                       n/a
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the  Exchange Act (17  CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 7.  REGULATION FD

ITEM 7.01   REGULATION FD DISCLOSURE.

In accordance with the press release dated May 19, 2009 (the "Press Release") disseminated by Mainland Resources, Inc., a Nevada corporation (the "Company"), regarding drilling progress on its seoncd Haynesville shale well on the Company's DeSoto Parish,
Louisiana property, the Company discloses herein by attaching the Press Release

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(C) SHELL COMPANY TRANSACTION.

Not applicable.

(D) EXHIBITS.

99.1    Mainland Resources Inc. Press Release dated May 19, 2009.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 MAINLAND RESOURCES, INC.

DATE:  MAY 22, 2009              /s/ MICHAEL J. NEWPORT
                                 ________________________________________
                                 NAME: MICHAEL J. NEWPORT
                                 TITLE: PRESIDENT/CHIEF EXECUTIVE OFFICER